As filed with the Securities and Exchange Commission on December 18, 1996


                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                           _____________________

                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of

                    The Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                               December 18, 1996

                Exact name of Registrant as specified
Commission      in its charter, address of principal           State of        I.R.S. Employer
File No.        executive offices, telephone number          Incorporation    Identification No.

1-8349          FLORIDA PROGRESS CORPORATION                   Florida          59-2147112
                One Progress Plaza
                St. Petersburg, Florida 33701
                Telephone (813) 824-6400




The address of the registrant has not changed since the last report.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Annual Report on Form 10-K for the year ended December 31, 1996:

      Florida Progress issued a News Release dated December 18, 1996 announcing the spin-off of Echelon International Corporation, Florida Progress' real estate, lending and leasing unit ("Echelon"). A copy of the News Release is being filed herewith as Exhibit 99.(1). In addition, Florida Progress is filing herewith as Exhibits 10.(1) and 10.(2), executed final copies of the Distribution Agreement and Tax Sharing Agreement, respectively, each dated as of December 16, 1996, by and between Florida Progress and Echelon, relating to the spin-off.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)      Description of Exhibit

10.(1) Distribution Agreement dated as of December 16, 1996 between Florida Progress and Echelon.

10.(2) Tax Sharing Agreement dated as of December 16, 1996 between Florida Progress and Echelon.

99.(1) Florida Progress News Release dated December 18, 1996 regarding the spin-off of Echelon.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FLORIDA PROGRESS CORPORATION




                                    By:/s/James V. Smallwood
                                          ---------------------------
                                       James V. Smallwood
                                       Vice President and Treasurer




Date:  December 18, 1996

                               EXHIBIT INDEX



Exhibit No. Description of Exhibit

10.(1) Distribution Agreement dated as of December 16, 1996 between Florida Progress and Echelon.

10.(2)       Tax Sharing Agreement dated as of December 16, 1996 between Florida
            Progress and Echelon.

99.(1) Florida Progress News Release dated December 18, 1996 regarding the spin-off of Echelon.